EXHIBIT 4.1

COMMON STOCK		COMMON STOCK

NUMBER		SHARES
[ALIEN TECHNOLOGY CORPORATION LOGO]
ALIEN–

SEE REVERSE FOR CERTAIN DEFINITIONS

	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 0001350415

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE,

OF

ALIEN TECHNOLOGY CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[ALIEN TECHNOLOGY CORPORATION SEAL]

CHAIRMAN OF THE BOARD		SECRETARY

COUNTERSIGNED AND REGISTERED:

American Stock Transfer & Trust Company

TRANSFER AGENT AND REGISTRAR

BY
AUTHORIZED SIGNATURE

ALIEN TECHNOLOGY CORPORATION

The Corporation will furnish upon request and without charge to each stockholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Corporation, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A stockholder may make the request to the Corporation or to the Transfer Agent and Registrar.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT	–	_____ Custodian __________ (Cust) (Minor)
TEN ENT	–	as tenants by the entireties			under Uniform Gifts to Minors Act _____________________ (State)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common
			UNIF TRF MIN ACT	–	___ Custodian (until age _______) ______ under Uniform Transfers (Minor) To Minors Act _______________ (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED		X

X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST STRICTLY CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR AND WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

BY
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.